SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )
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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Joint Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
PCM FUND, INC.
PIMCO CORPORATE INCOME FUND
PIMCO CORPORATE OPPORTUNITY FUND
PIMCO INCOME OPPORTUNITY FUND

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 14, 2011

c/o Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, New York 10105

To the Shareholders of PCM Fund, Inc. (“PCM”), PIMCO Corporate Income Fund (“PCN”), PIMCO Corporate Opportunity Fund (“PTY”) and PIMCO Income Opportunity Fund (“PKO”) (each a “Fund” and, collectively, the “Funds”):

Notice is hereby given that a Joint Annual Meeting of Shareholders (the “Meeting”) of the Funds will be held at the offices of Allianz Global Investors Fund Management LLC (“AGIFM” or the “Manager”), at 1345 Avenue of the Americas, between West 54th and West 55th Streets, 49th Floor, New York, New York 10105, on Thursday, April 14, 2011 at 10:30 A.M., Eastern Time, for PCN, PTY and PKO and at 11:30 A.M., Eastern Time, for PCM, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To elect Trustees/Directors of each Fund, each to hold office for the term indicated and until his or her successor shall have been elected and qualified; and

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Board of Trustees/Directors of each Fund has fixed the close of business on February 18, 2011 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees/Directors of each Fund.

By order of the Board of Trustees/Directors of each Fund

Thomas J. Fuccillo
Secretary

New York, New York
February 25, 2011

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy or proxies promptly in order to save the Funds any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

PCM FUND, INC. (“PCM”)
PIMCO CORPORATE INCOME FUND (“PCN”)
PIMCO CORPORATE OPPORTUNITY FUND (“PTY”)
PIMCO INCOME OPPORTUNITY FUND (“PKO”)
c/o Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, New York 10105

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 14, 2011

The 2011 Proxy Statement and the Annual Reports to Shareholders for the fiscal years ended October 31, 2010 for PCN and PKO and for the fiscal years ended November 30, 2010 and December 31, 2010 for PTY and PCM, respectively, are also available at www.allianzinvestors.com/closedendfunds.

PROXY STATEMENT

FEBRUARY 25, 2011

FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 14, 2011

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees/Directors (the “Board”) of the shareholders of PCM Fund, Inc. (“PCM”), PIMCO Corporate Income Fund (“PCN”), PIMCO Corporate Opportunity Fund (“PTY”) and PIMCO Income Opportunity Fund (“PKO”) (each a “Fund” and, collectively, the “Funds”) of proxies to be voted at the Joint Annual Meeting of Shareholders of the Funds and any adjournment(s) or postponement(s) thereof (the “Meeting”). The Meeting will be held at the offices of Allianz Global Investors Fund Management LLC (“AGIFM” or the “Manager”), at 1345 Avenue of the Americas, between West 54th and West 55th Streets, 49th Floor, New York, New York 10105, on Thursday, April 14, 2011 at 10:30 A.M., Eastern Time for PCN, PTY and PKO and at 11:30 A.M., Eastern Time for PCM.

The Notice of Joint Annual Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy cards are first being sent to Shareholders on or about February 25, 2011.

The Meeting is scheduled as a joint meeting of the holders of common shares of each Fund (the “Common Shareholders”) and preferred shares of PCN and PTY (the “Preferred Shareholders” and, together with the Common Shareholders, the “Shareholders”). The Shareholders of each Fund are expected to consider and vote on similar matters. Shareholders of each Fund will vote on the applicable proposal set forth herein (the “Proposal”) and on any other matters that may arise for that Fund. An unfavorable vote on a Proposal by the Shareholders of one Fund will not affect the implementation of the Proposal by another Fund if the Proposal is approved by the Shareholders of such other Fund.

The Board of each Fund has fixed the close of business on February 18, 2011 as the record date (the “Record Date”) for the determination of Shareholders of each Fund entitled to notice of, and to vote at, the Meeting, and any adjournment(s) or postponement(s) thereof. Shareholders of each Fund on the Record Date will be entitled to one vote per share on each matter to which they are entitled to vote and that is to be voted on by Shareholders of the Fund, and a fractional vote with respect to fractional shares, with no cumulative voting rights in the election of Trustees/Directors. The following table sets forth the number of shares of common stock (“Common Shares”) and shares of preferred stock (“Preferred Shares” and, together with the

Common Shares, the “Shares”) issued and outstanding of each Fund at the close of business on the Record Date:

	Outstanding	Outstanding
	Common Shares	Preferred Shares

PCM	11,455,140	N/A
PCN	37,521,463	6,760
PTY	67,727,288	13,000
PKO	14,533,494	N/A

The classes of Shares listed for each Fund in the table above are the only classes of Shares currently authorized by that Fund.

At the Meeting, the election of certain Trustees (the “Preferred Shares Trustees”) of PCN and PTY will be voted on exclusively by the Preferred Shareholders of each Fund. On each other proposal to be brought before the meeting (including the election of the other nominees), such Preferred Shareholders will have equal voting rights (i.e., one vote per Share) with such Fund’s Common Shareholders and, will vote together with Common Shareholders as a single class. As summarized in the table below:

PCM:

The Common Shareholders of PCM, voting as a single class, have the right to vote on the re-election of Hans W. Kertess and John C. Maney and the election of Bradford K. Gallagher and Alan Rappaport as Directors of the Fund.

PCN:

The Common and Preferred Shareholders of PCN, voting together as a single class, have the right to vote on the re-election of John C. Maney and the election of Bradford K. Gallagher and Alan Rappaport as Trustees of the Fund.

PTY:

The Common and Preferred Shareholders of PTY, voting together as a single class, have the right to vote on the election of Bradford K. Gallagher as a Trustee of the Fund; the Preferred Shareholders of the Fund, voting as a separate class, have the right to vote on the re-election of James A. Jacobson and election of Alan Rappaport as Preferred Shares Trustees of the Fund.

PKO:

The Common Shareholders of PKO, voting as a single class, have the right to vote on the election of Bradford K. Gallagher and Alan Rappaport as Trustees of the Fund.

Summary

	Common	Preferred
Proposal	Shareholders	Shareholders

Election of Trustees
PCM
Independent Directors/Nominees*
Election of Bradford K. Gallagher	✓	N/A
Re-election of Hans W. Kertess	✓	N/A
Election of Alan Rappaport	✓	N/A
Interested Director†/Nominee
Re-election of John C. Maney†	✓	N/A
PCN
Independent Trustees/Nominees*
Election of Bradford K. Gallagher	✓	✓
Election of Alan Rappaport	✓	✓

	Common	Preferred
Proposal	Shareholders	Shareholders

Interested Trustee†/Nominee
Re-election of John C. Maney†	✓	✓
PTY
Independent Trustees/Nominees*
Election of Bradford K. Gallagher	✓	✓
Re-election of James A. Jacobson	N/A	✓
Election of Alan Rappaport	N/A	✓
PKO
Independent Trustees/Nominees*
Election of Bradford K. Gallagher	✓	N/A
Election of Alan Rappaport	✓	N/A

*	“Independent Trustees” “Independent Directors” or “Independent Nominees” are those Trustees or nominees who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of each Fund.

†	Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Global Investors of America L.P. Mr. Maney holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America LLC; Member — Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Compensation Committee of NFJ Investment Group LLC; Management Board of Nicholas-Applegate Holdings LLC; Member — Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd.; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; and Member and Chairman — Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc. and Managing Director of Allianz Global Investors Capital LLC.

You may vote by mail by returning a properly executed proxy card, by Internet, by going to the website listed on the proxy card, by telephone using the toll-free number listed on the proxy card or in person by attending the Meeting. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you execute and mail the enclosed proxy and no choice is indicated for the election of Trustees/Directors listed in the attached Notice, your proxy will be voted in favor of the election of all nominees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by delivering a signed, written letter of revocation to the Secretary of the appropriate Fund at 1345 Avenue of the Americas, New York, NY 10105, (ii) by properly executing and submitting a later-dated proxy vote, or (iii) by attending the Meeting and voting in person. Please call 1-800-254-5197 to obtain information on how to obtain directions to be able to attend the meeting and vote in person. If any proposal, other than the Proposal set forth herein, properly comes before the Meeting, including any adjournment thereof, the persons named as proxies will vote in their sole discretion.

The principal executive offices of the Funds are located at 1345 Avenue of the Americas, New York, New York 10105. AGIFM serves as the investment manager of each Fund and retains its affiliate, Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”), to serve as the sub-adviser to the Funds. Additional information regarding the Manager and the Sub-Adviser may be found under “Additional Information — Investment Manager and Sub-Adviser” below.

The solicitation will be primarily by mail and the cost of soliciting proxies for a Fund will be borne individually by each Fund. Certain officers of the Funds and certain officers and employees of the Manager or its affiliates (none of whom will receive additional compensation therefore) may solicit proxies by telephone, mail, e-mail and personal interviews. Any out-of pocket expenses incurred in connection with the solicitation will be borne by each Fund based on its relative net assets.

As of the Record Date, the Trustees/Directors and nominees and the officers of each Fund as a group and individually beneficially owned less than one percent (1%) of each Fund’s outstanding Shares(1) and, to the knowledge of the Funds, the following entities beneficially owned more than five percent (5%) of a class of a Fund:

Beneficial Owner	Fund	Percentage of Ownership of Class

The Keller Group Investment Management, Inc. 18101 Von Karman Avenue, Ste 700 Irvine, CA 92612	PCM	8.88% of Common Shares
Citigroup Inc. 399 Park Avenue New York, New York 10043	PCN	53.2% of Preferred Shares
UBS AG Bahnhofstrasse 45, PO Box CH-8021 Zurich, Switzerland	PCN	7.03% of Preferred Shares
Bank of America Corporation 100 North Tryon Street, Charlotte, North Carolina 28255	PCN	6.2% of Preferred Shares
Bank of America Corporation 100 North Tryon Street, Charlotte, North Carolina 28255	PTY	38.8% of Preferred Shares
UBS AG Bahnhofstrasse 45, PO Box CH-8021 Zurich, Switzerland	PTY	24.85% of Preferred Shares

(1)	Except for John C. Maney, a Trustee/Director of the Funds, who owns 1,400 Common Shares of PCN and 1,410 Common Shares of PTY and Alan Rappaport, a Trustee/Director of the funds, who owns 1,000 Common Shares of PCN, none of the other Trustees or Officers of any Fund owned any of such Funds’ outstanding Shares.

PROPOSAL: ELECTION OF TRUSTEES/DIRECTORS

In accordance with each of PCN’s, PTY’s and PKO’s Amended and Restated Agreement and Declaration of Trust (each a “Declaration”) and PCM’s Articles of Incorporation, as amended (the “Articles”), the Trustees/Directors have been divided into the following three classes (each a “Class): Class I, Class II and Class III. In April 2010, the Boards of each Fund appointed Alan Rappaport to serve as a Common Shares Trustee/Director of PCN, PKO and PCM and a Preferred Shares Trustee of PTY to fill a Class I vacancy on PCN and PTY and a Class III vacancy on PKO and PCM that resulted from the death of Robert E. Connor, effective June 22, 2010. In September 2010, the Board of each Fund appointed Bradford K. Gallagher to serve as a Common Shares Trustee/Director to fill a Class III vacancy on PCN and PKO and a Class II vacancy on PTY and PCM, resulting from the retirement of R. Peter Sullivan III, who formerly served as a Trustee/Director of each Fund. Accordingly, the Nominating Committee has recommended Mr. Rappaport for election by the Preferred Shareholders of PTY, voting as a separate class, as a Preferred Shares Trustees of PTY; has recommended Mr. Rappaport for election as a Trustee by the Common Shareholders and Preferred Shareholders, voting as a single class, of PCN, and as a Trustee/Director by Common Shareholders of PKO and PCM; and has recommended Mr. Gallagher for election as a Trustee by the Common Shareholders and Preferred Shareholders, voting as a single class, of PCN and PTY, and as a Trustee/Director by Common Shareholders of PKO and PCM. The Nominating Committee has also recommended the other nominees listed herein for re-election by the Shareholders as Trustee/Directors to the applicable Funds.

PCM.  With respect to PCM, the term of office of the Class II Directors will expire at the Meeting; the term of office of the Class III Directors will expire at the 2012 annual meeting of shareholders; and the term of office of the Class I Directors will expire at the 2013 annual meeting of shareholders. Currently, Hans W. Kertess and John C. Maney are Class II Common Share Directors. The Nominating Committee has

recommended to the Board that Messrs. Kertess and Maney be nominated for re-election and Mr. Gallagher be nominated for election by the Common Shareholders as Class II Directors and Mr. Rappaport be nominated for election by Common Shareholders as a Class III Director at the Meeting. Consistent with the Fund’s Articles, if elected, the nominees shall hold office for terms coinciding with the Classes of Directors to which they have been designated. Therefore, if elected at the Meeting, Messrs. Gallagher, Kertess and Maney will serve terms consistent with the Class II Directors, which will expire at the Fund’s 2014 annual meeting. If elected at the Meeting, Mr. Rappaport will serve terms consistent with the Class III Directors, which will expire at the Fund’s 2012 annual meeting.

PCN.  With respect to PCN, the term of office of the Class III Trustees will expire at the Meeting; the term of office of the Class I Trustees will expire at the 2012 annual meeting of shareholders; and the term of office of the Class II Trustees will expire at the 2013 annual meeting of shareholders. Currently, John C. Maney is a Class III Trustee. The Nominating Committee has recommended to the Board that Mr. Maney be nominated for re-election and Messrs. Gallagher and Rappaport be nominated for election by the Common Shareholders and Preferred Shareholders, voting as a single class, as Class III and Class I Trustees at the Meeting, respectively. Consistent with the Fund’s Declaration, if elected, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if elected at the Meeting, Messrs. Maney and Gallagher will serve terms consistent with the Class III Trustees, which will expire at the Fund’s 2014 annual meeting. If elected at the Meeting, Mr. Rappaport will serve a term consistent with the Class I Trustees, which will expire at the Fund’s 2012 annual meeting.

PTY.  With respect to PTY, the term of office of the Class II Trustees will expire at the Meeting; the term of office of the Class III Trustees will expire at the 2012 annual meeting of shareholders; and the term of office of the Class I Trustees will expire at the 2013 annual meeting of shareholders. Currently, James A. Jacobson is a Class II Preferred Shares Trustee. The Nominating Committee has recommended to the Board that Messrs. Jacobson and Rappaport be nominated for re-election and election, respectively, by the Preferred Shareholders, voting as a separate class, as Class II and Class I Preferred Shares Trustees, respectively, and that Mr. Gallagher be nominated for election by the Common Shareholders and Preferred Shareholders, voting as a single class, as Class II Trustee at the Meeting. Consistent with the Fund’s Declaration, if elected, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if elected at the Meeting, Messrs. Gallagher and Jacobson will serve a term consistent with the Class II Trustees, which will expire at the Fund’s 2014 annual meeting. If elected at the Meeting, Mr. Rappaport will serve a term consistent with the Class I Trustees, which will expire at the Fund’s 2013 annual meeting.

PKO.  With respect to PKO, the term of office of the Class III Trustees will expire at the Meeting; the term of office of the Class I Trustees will expire at the 2012 annual meeting of shareholders; and the term of office of the Class II Trustees will expire at the 2013 annual meeting of shareholders. The Nominating Committee has recommended to the Board that Messrs. Gallagher and Rappaport be nominated for election by the Common Shareholders, as Class III Trustees at the Meeting. Consistent with the Fund’s Declaration, if elected, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if elected at the Meeting, Messrs. Gallagher and Rappaport will serve terms consistent with the Class III Trustees, which will expire at the Fund’s 2014 annual meeting.

All members of the Boards of PCN, PTY and PKO are and will remain, if elected, “Continuing Trustees,” as such term is defined in the Declarations of PCN, PTY and PKO, having either served as Trustee since the inception of the Funds or having been nominated by at least a majority of the Continuing Trustees then members of the Boards.

At any annual meeting of shareholders, any Trustee/Director elected to fill a vacancy that has arisen since the preceding annual meeting of shareholders (whether or not such vacancy has been filled by election of a new Trustee/Director by the Board) shall hold office for a term that coincides with the remaining term of the Class of Trustees/Directors to which such office was previously assigned, if such vacancy arose other than by an increase in the number of Trustees/Directors, and until his or her successor shall be elected and shall qualify. In the event such vacancy arose due to an increase in the number of Trustees/Directors, any Trustee/

Director so elected to fill such vacancy at an annual meeting shall hold office for a term which coincides with that of the Class of Trustee/Director to which such office has been apportioned and until his or her successor shall be elected and shall qualify.

The following table summarizes the nominees who will stand for election at the Meeting, the respective Classes of Trustees/Directors to which they have been designated and the expiration of their respective terms if elected:

Trustee/Director/Nominee	Class	Expiration of Term if Elected(1)

PCM
Bradford K. Gallagher	Class II	2014 Annual Meeting
Hans W. Kertess	Class II	2014 Annual Meeting
John C. Maney(2)	Class II	2014 Annual Meeting
Alan Rappaport	Class III	2012 Annual Meeting
PCN
Bradford K. Gallagher	Class III	2014 Annual Meeting
John C. Maney(2)	Class III	2014 Annual Meeting
Alan Rappaport	Class I	2012 Annual Meeting
PTY
Bradford K. Gallagher	Class II	2014 Annual Meeting
James A. Jacobson	Class II	2014 Annual Meeting
Alan Rappaport	Class I	2013 Annual Meeting
PKO
Bradford K. Gallagher	Class III	2014 Annual Meeting
Alan Rappaport	Class III	2014 Annual Meeting

(1)	A Trustee of PCN, PTY and PKO elected at an annual meeting shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. A Director of PCM elected at an annual meeting shall hold office until his successor is elected and qualifies.

(2)	Mr. Maney is an Interested Trustee/Director Nominee.

Under this classified Board structure, generally only those Trustees/Directors in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board under normal circumstances. This structure, which may be regarded as an “anti-takeover” provision, may make it more difficult for a Fund’s Shareholders to change the majority of Trustees/Directors of the Fund and, thus, promotes the continuity of management.

Unless authority is withheld, it is the intention of the persons named in the enclosed proxy for a Fund to vote each proxy for the persons listed above for that Fund. Each of the nominees has indicated he or she will serve if elected, but if he or she should be unable to serve for a Fund, the proxy holders may vote in favor of such substitute nominee as the Board may designate (or, alternatively, the Board may determine to leave a vacancy).

Trustees/Directors and Officers

The business of each Fund is managed under the direction of the Fund’s Board of Trustees/Directors. Subject to the provisions of each Fund’s Declaration or Articles, its By-Laws and applicable state law, the Trustees/Directors have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund’s officers.

Board Leadership Structure — If the nominees are elected as proposed, the Board of Trustees/Directors of each Fund will consist of seven Trustees/Directors, six of whom are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund or of the Manager (the “Independent Trustees/Directors”). An Independent Trustee/Director serves as Chairman and is selected by vote of the majority of the Independent Trustees/Directors. The Chairman presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees/Directors generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Board of Trustees/Directors meets regularly four times each year to discuss and consider matters concerning the Funds, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees/Directors regularly meet outside the presence of management and are advised by independent legal counsel. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.

The Board of Trustees/Directors has established four standing Committees to facilitate oversight of the management of the Funds: the Audit Oversight Committee, the Nominating Committee, the Valuation Committee and the Compensation Committee. The functions and role of each Committee are described below under “— Board Committees and Meetings.” The membership of each Committee consists of all of the Independent Trustees/Directors, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chairman, a supermajority of Independent Trustees/Directors and Committee membership limited to Independent Trustees/Directors, is appropriate in light of the characteristics and circumstances of each Fund. In reaching this conclusion, the Board considered, among other things, the predominant role of the Manager and Sub-Adviser in the day-to-day management of Fund affairs, the extent to which the work of the Board is conducted through the Committees, the number of portfolios that comprise the Fund Complex (defined below), the variety of asset classes those portfolios include, the net assets of each Fund, and the Fund Complex and the management and other service arrangements of each Fund and the Fund Complex. The Board also believes that its structure, including the presence of one Trustee/Director who is an executive with various Manager-affiliated entities, facilitates an efficient flow of information concerning the management of each Fund to the Independent Trustees/Directors.

Risk Oversight — Each of the Funds has retained the Manager and the Sub-Adviser to provide investment advisory services, and, in the case of the Manager, to oversee the Fund’s business affairs and administrative matters, and these service providers are principally responsible for the management of risks that may arise from Fund investments and operations. Some employees of the Manager serve as the Funds’ officers, including the Funds’ principal executive officer and principal financial and accounting officer. The Board oversees the performance of these functions by the Manager and Sub-Adviser, both directly and through the Committee structure it has established. The Board receives from the Manager and Sub-Adviser a wide range of reports, both on a regular and as-needed basis, relating to the Funds’ activities and to the actual and potential risks of the Funds. These include reports on investment risks, compliance with applicable laws, and the Funds’ financial accounting and reporting. In addition, the Board meets periodically with the individual portfolio managers of the Funds to receive reports regarding the portfolio management of the Funds and their performance, including their investment risks.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees/Directors, and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Funds with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

Information Regarding Trustees/Directors and Nominees.

The following table provides information concerning the Trustees/Directors/Nominees of the Funds.

Number of
				Portfolios in	Other
				Fund	Directorships
				Complex**	Held by
				Overseen by	Trustee/
Name, Address*,	Position(s)	Term of Office		Trustee/	Director
Date of Birth	Held with	and Length of	Principal	Director	Nominee During
and Class	the Funds	Time Served	Occupation(s) During the Past 5 Years	Nominee	the Past 5 Years

Independent Trustees/Directors/Nominees
Paul Belica 09/27/1921 PCN — Class II PTY — Class III PKO — Class II PCM — Class III	Trustee Trustee Trustee Director	PCN — Since inception (December 2001) PTY — Since inception (November 2002) PKO — Since inception (November 2007) PCM — Since April 2008	Retired. Formerly, Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; and Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC. Trustee/ Director of the funds in the Allianz/PIMCO Fund Complex since 2000.	54	None

Bradford K. Gallagher 2/28/1944 PCN/PKO — Class III PTY/PCM — Class II	Nominee, Trustee/Director	Since September 2010	Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); Founder, President and CEO of Cypress Holding Company and Cypress Tree Investment Management Company (since 1995); Trustee, The Common Fund (since 2005); Director, Anchor Point Inc. (since 1995); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); and Director, Shielding Technology Inc. (since 2006).	54	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)

James A. Jacobson 02/03/1945 PCN — Class II PTY — Class II PKO — Class II PCM — Class I	Trustee Nominee, Trustee Trustee Director	Since December 2009	Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange. Trustee/Director of the funds in the Allianz/PIMCO Fund Complex since 2009.	54	Trustee, Alpine Mutual Funds Complex consisting of 16 funds

Number of
				Portfolios in	Other
				Fund	Directorships
				Complex**	Held by
				Overseen by	Trustee/
Name, Address*,	Position(s)	Term of Office		Trustee/	Director
Date of Birth	Held with	and Length of	Principal	Director	Nominee During
and Class	the Funds	Time Served	Occupation(s) During the Past 5 Years	Nominee	the Past 5 Years

Hans W. Kertess 07/12/1939 PCN — Class I PTY — Class I PKO — Class I PCM — Class II	Trustee and Chairman of the Board Trustee Trustee Trustee Nominee, Director	PCN — Since inception (December 2001) PTY — Since October 2003 PKO — Since inception (November 2007) PCM — Since April 2008	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets. Trustee/Director of the funds in the Allianz/PIMCO Fund Complex since 2000.	54	None

William B. Ogden, IV 01/11/1945 Class I	Trustee/Director	PCN/PTY — Since September 2006 PKO — Since March 2008 PCM — Since April 2008	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc. Trustee/Director of the funds in the Allianz/PIMCO Fund Complex since 2006.	54	None

Alan Rappaport 03/13/1953 PCN/PTY — Class I PKO/PCM — Class III	Nominee, Trustee/Director	Since June 2010	Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008). Trustee/Director of the funds in the Allianz/PIMCO Fund Complex since 2010.	54	None

Number of
				Portfolios in	Other
				Fund	Directorships
				Complex**	Held by
				Overseen by	Trustee/
Name, Address*,	Position(s)	Term of Office		Trustee/	Director
Date of Birth	Held with	and Length of	Principal	Director	Nominee During
and Class	the Funds	Time Served	Occupation(s) During the Past 5 Years	Nominee	the Past 5 Years

Interested Trustee/Director/Nominee

John C. Maney 08/03/1959 680 Newport Center Drive Suite 250 Newport Beach, CA 92660 PCN — Class III PTY — Class III PKO — Class II PCM — Class II	Nominee, Trustee Trustee Trustee Nominee, Director	PCN — Since December 2006 PTY — Since December 2006 PKO — Since inception (November 2007) PCM — Since April 2008	Management Board, Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006. Trustee/Director of the funds in the Allianz/PIMCO Fund Complex since 2006.	79	None

*	Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

**	The term “Fund Complex” as used herein includes each Fund and the following registered investment companies: each series of Allianz Funds, each series of Allianz Funds Multi-Strategy Trust, each series of PIMCO Funds, each series of PIMCO Equity Series, each series of PIMCO Equity Series VIT, each series of PIMCO ETF Trust, PIMCO Global Advisors (Ireland) Limited, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO High Income Fund, AGIC Convertible & Income Fund, AGIC Convertible & Income Fund II, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, NFJ Dividend, Interest and Premium Strategy Fund, AGIC International and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, AGIC Equity & Convertible Income Fund, AGIC Global Equity & Convertible Income Fund, PIMCO Strategic Global Government Fund Inc., each series of PIMCO Funds: Global Investors Series plc, each series of PIMCO Private Account Portfolio Series, each series of Allianz Global Investors Managed Accounts Trust (f/k/a Fixed Income SHares), each series of USAllianz Variable Insurance Products Trust and registered investment companies advised by RCM Capital Management LLC.

The following table states the dollar range of equity securities beneficially owned as of the Record Date by each Trustee/Director and nominee of each Fund and, on an aggregate basis, of any registered investment companies overseen by the Trustee/Director or nominee in the “family of investment companies,” including the Funds.

Aggregate Dollar Range of Equity Securities in All
Registered Investment Companies Overseen by
	Dollar Range of Equity	Trustee/Nominee in the Family of Investment
Name of Trustee/Director/Nominee	Securities in the Funds*	Companies*

Independent Trustees/Directors/Nominees
Paul Belica	None	None
Bradford K. Gallagher	None	Over $100,000
James A. Jacobson	None	Over $100,000
Hans W. Kertess	None	Over $100,000
William B. Ogden, IV	None	$10,001 - $50,000
Alan Rappaport	$10,001 - $50,000 (PCN)	Over $100,000
Interested Trustee/Director/Nominee
John C. Maney	$10,001 - $50,000 (PCN and PTY combined)	Over $100,000

*	Securities are valued as of February 18, 2011.

To the knowledge of the Funds, as of the Record Date, Trustees/Directors and nominees who are Independent Trustees/Directors or Independent Nominees and their immediate family members did not own securities of an investment adviser or principal underwriter of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

Compensation.

Each of the Independent Trustees/Directors also serves as a trustee/director of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, AGIC Convertible & Income Fund, AGIC Convertible & Income Fund II, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, NFJ Dividend, Interest & Premium Strategy Fund, AGIC International & Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, AGIC Equity & Convertible Income Fund, AGIC Global Equity & Convertible Income Fund, and PIMCO Strategic Global Government Fund Inc., each a closed-end fund for which the Manager serves as investment manager and affiliates of the Manager serve as sub-advisers (together, the “Allianz Closed-End Funds”) and certain other open-end investment companies for which the Manager serves as investment manager and administrator and affiliates of the Manager serve as investment sub-advisers (together with the Allianz Closed-End Funds, the “Allianz Managed Funds”). As indicated below, certain of the officers of the Funds are affiliated with the Manager.

Each of the Allianz Managed Funds are expected to hold joint meetings of their Boards of Trustees/Directors whenever possible. Each Trustee/Director, other than any Trustee/Director who is a director, officer, partner or employee of the Manager, PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO receives annual compensation of $250,000, which is payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 per year, payable quarterly. Trustees/Directors will also be reimbursed for meeting-related expenses.

Each Trustee’s/Director’s compensation and other costs of joint meetings will be allocated pro rata among the Allianz Managed Funds for which such Trustee/Director serves as Trustee/Director based on the complexity of issues relating to each such Fund and relative time spent by the Trustees/Directors in addressing them, and secondarily, on each such Fund’s relative net assets (including assets attributable to any outstanding preferred shares issued by an Allianz Closed-End Fund).

Trustees/Directors do not currently receive any pension or retirement benefits from the Funds or the Fund Complex.

The following table provides information concerning the compensation paid to the Trustees/Directors and nominees for the fiscal years ended October 31, 2010 for PCN and PKO, November 30, 2010 for PTY and December 31, 2010 for PCM. For the calendar year ended December 31, 2010, the Trustees/Directors received the compensation set forth in the table below for serving as trustees/directors of the Funds and other funds in the same “Fund Complex” as the Funds. Each officer and each Trustee/Director who is a director, officer, partner, member or employee of the Manager or the Sub-Adviser, or of any entity controlling, controlled by or under common control with the Manager or the Sub-Adviser including any Interested Trustee/Director, serves without any compensation from the Funds.

Compensation Table

					Total Compensation
					from the Funds and
					Fund Complex Paid
	Aggregate	Aggregate	Aggregate	Aggregate	to
	Compensation	Compensation	Compensation	Compensation	Trustees/Directors/
	from PCN for	from PTY for	from PKO for	from PCM for the	Nominees for the
	the Fiscal Year	the Fiscal Year	the Fiscal Year	Fiscal Year	Calendar Year
	Ended	Ended	Ended	Ended	Ended
	October 31,	November 30,	October 31,	December 31,	December 31,
Name of Trustees/Directors/Nominees	2010	2010	2010	2010	2010*

Independent Trustees/Directors/Nominees
Paul Belica	$11,491	$22,236	$5,763	$1,683	$286,141
Robert E. Connor(1)	$4,900	$9,447	$2,377	$353	$62,500
Bradford K. Gallagher(2)	$302	$584	$157	$427	$70,720
James A. Jacobson(2)	$7,398	$14,337	$3,756	$1,503	$247,542
Hans W. Kertess	$12,501	$24,190	$6,271	$1,913	$325,000
William B. Ogden, IV	$9,616	$18,607	$4,824	$1,472	$250,000
Alan Rappaport(2)	$2,594	$5,030	$1,350	$788	$126,972
R. Peter Sullivan III(3)	$8,027	$15,537	$4,370	$842	$145,833
Interested Trustee/Director/Nominee
John C. Maney	$0	$0	$0	$0	$0

*	In addition to the Allianz Closed-End Funds, during each Fund’s most recently completed fiscal year, all of the Trustees/Directors served as Trustees/Directors of two open-end investment companies (each consisting of separate investment portfolios) (one open-end investment company liquidated as of April 30, 2010) advised by the Manager. These investment companies are considered to be in the same “Fund Complex” as the Funds.

(1)	Robert E. Connor served as a Trustee/Director of the Funds until his death on April 8, 2010.

(2)	Bradford K. Gallagher, James A. Jacobson and Alan Rappaport and were appointed as Trustees/Directors to each Fund effective September 21, 2010, December 14, 2009 and June 22, 2010, respectively.

(3)	R. Peter Sullivan III retired as a Trustee/Director of each Fund effective July 31, 2010.

The Funds have no employees. The Funds’ officers and Mr. Maney are compensated by the Manager, the Sub-Adviser or one of their affiliates.

Trustee/Director Qualifications — The Board has determined that each Trustee/Director should continue to serve as such based on several factors (none of which alone is decisive). With the exception of Messrs. Gallagher, Jacobson and Rappaport, who became Board members in September 2010, December 2009 and June 2010, respectively, each Trustee/Director has served in such role for several years and is knowledgeable about the Funds’ business and service provider arrangements, and has also served for several years as trustee to a number of other investment companies advised by the Manager and its affiliates. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee/Director, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual should serve as a Trustee/Director of the Funds. Following is a summary of various qualifications, experiences and skills of each Trustee/Director (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board:

Paul Belica — Mr. Belica has substantial executive and board experience in the financial services and investment management industries. He formerly served as director to several other investment companies. Having served as Director, Senior Vice President and Managing Director of Smith Barney, Harris Upham & Co, he provides the Funds with significant financial expertise and has been determined by the Board to be an “audit committee financial expert.” He also brings significant public sector experience, having formerly served as Chairman of the State of New York Mortgage Agency and as executive director of several related public authorities.

Bradford K. Gallagher — Mr. Gallagher has substantial executive and board experience in the financial services and investment management industries. He has served as director to several other investment companies. Having served on the Operating Committee of Fidelity Investments and as a Managing Director and President of Fidelity Investments Institutional Services Company, he provides the Funds with significant asset management industry expertise. He also brings significant securities industry experience, having served as a developer and founder of several enterprises and private investment vehicles.

James A. Jacobson — Mr. Jacobson has substantial executive and board experience in the financial services industry. He served for more than 15 years as a senior executive at a New York Stock Exchange (the “NYSE”) specialist firm. He has also served on the NYSE Board of Directors, including terms as Vice Chair. As such, he provides significant expertise on matters relating to portfolio brokerage and trade execution. He also provides the Funds with significant financial expertise and serves as the Audit Oversight Committee’s Chair and has been determined by the Board to be an “audit committee financial expert.” He has expertise in investment company matters through his service as a trustee of another fund family.

Hans W. Kertess — Mr. Kertess has substantial executive experience in the investment management industry. He is the president of a financial advisory company, H. Kertess & Co., and formerly served as a Managing Director of Royal Bank of Canada Capital Markets. He has significant expertise in the investment banking industry.

John C. Maney — Mr. Maney has substantial executive and board experience in the investment management industry. He has served in a variety of senior-level positions with investment advisory firms affiliated with the Manager. Because of his familiarity with the Manager and affiliated entities, he serves as an important information resource for the Independent Trustees/Directors and as a facilitator of communication with the Manager.

William B. Ogden, IV — Mr. Ogden has substantial senior executive experience in the investment banking industry. He served as Managing Director at Citigroup, where he established and led the firm’s efforts to raise capital for and provide mergers and acquisition advisory services to asset managers and investment advisers. He also has significant expertise with fund products through his senior-level responsibility for originating and underwriting a broad variety of such products.

Alan Rappaport — Mr. Rappaport has substantial senior executive experience in the financial services industry. He formerly served as Chairman and President of the Private Bank of Bank of America and as Vice Chairman of U.S. Trust. He is currently the Vice Chairman of a private investment firm.

Board Committees and Meetings.

Audit Oversight Committee.  The Board of each Fund has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each Fund’s Audit Oversight Committee currently consists of Messrs. Belica, Gallagher, Jacobson, Kertess, Ogden and Rappaport. Mr. Jacobson is the Chairman of each Fund’s Audit Oversight Committee. Each Fund’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of each Fund and, among other things, determines the selection of the independent registered public accounting firm for each Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of each Fund, and approves services to be performed by the auditors for certain affiliates, including the Manager, the Sub-Adviser and entities in a control relationship with the Manager or the Sub-Adviser that provide services to each Fund where the engagement relates directly to the operations and financial reporting of the Fund. The Committee considers the possible effect of those services on the independence of the Funds’ independent registered public accounting firm.

Each member of each Fund’s Audit Oversight Committee is “independent,” as independence for audit committee members is defined in the currently applicable listing standards of the NYSE, on which the Common Shares of each Fund are listed.

The Board of each Fund has adopted a written charter for its Audit Oversight Committee. A copy of the written charter for each Fund, as amended through April 6, 2010 is attached to this Proxy Statement as Exhibit A.  A report of the Audit Oversight Committee of PCN, dated December 21, 2010, is attached to this Proxy Statement as Exhibit B-1.  A report of the Audit Oversight Committee of PTY, dated January 25, 2011, is attached to this Proxy Statement as Exhibit B-2.  A report of the Audit Oversight Committee of PKO, dated December 21, 2010, is attached to this Proxy Statement as Exhibit B-3.  A report of the Audit Oversight Committee of PCM, dated February 23, 2011, is attached to this Proxy Statement as Exhibit B-4.

Nominating Committee.  The Board of each Fund has a Nominating Committee composed solely of Independent Trustees/Directors, currently consisting of Messrs. Belica, Gallagher, Jacobson, Kertess, Ogden, and Rappaport. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Trustees/Directors are to be nominated for election by shareholders. The Nominating Committee of each Fund has adopted a charter, which is posted on the following website: http://www.allianzinvestors.com/closedendfunds/literature.

Each member of each Fund’s Nominating Committee is “independent,” as independence for nominating committee members is defined in the currently applicable listing standards of the NYSE, on which the Common Shares of each Fund are listed.

Qualifications, Evaluation and Identification of Trustee/Directors Nominees.  The Nominating Committee of each Fund requires that Trustee/Director candidates have a college degree or equivalent business experience. When evaluating candidates, each Fund’s Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall Board composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees/Directors, (ii) the Fund’s officers, (iii) the Fund’s Shareholders and (iv) any other source the Committee deems to be appropriate. The Nominating Committee of each Fund may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended by Shareholders.  The Nominating Committee of each Fund will review and consider nominees recommended by Shareholders to serve as Trustees/Directors,

provided that the recommending Shareholder follows the “Procedures for Shareholders to Submit Nominee Candidates for the Allianz Global Investors Fund Management Sponsored Closed-End Funds,” which are set forth as Appendix B to the Funds’ Nominating Committee Charter. Among other requirements, these procedures provide that the recommending Shareholder must submit any recommendation in writing to the Fund, to the attention of the Fund’s Secretary, at the address of the principal executive offices of the Fund and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending Shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee/Director if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix B to the Nominating Committee Charter for each Fund, which is available at http://www.allianzinvestors.com/closedendfunds/literature, for details.

The Nominating Committee has full discretion to reject nominees recommended by Shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of each Fund.

Diversity.  The Nominating Committee takes diversity of a particular nominee and overall diversity of the Board into account when considering and evaluating nominees for Trustee/Director. While the Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, education, expertise in matters that are relevant to the oversight of the Funds (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Funds.

Valuation Committee.  The Board of each Fund has a Valuation Committee currently consisting of Messrs. Belica, Gallagher, Jacobson, Kertess, Ogden and Rappaport. The Board of each Fund has delegated to the Committee the responsibility to determine or cause to be determined the fair value of each Fund’s portfolio securities and other assets when market quotations are not readily available. The Valuation Committee reviews and approves procedures for the fair valuation of each Fund’s portfolio securities and periodically reviews information from the Manager and the Sub-Adviser regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters.

Compensation Committee.  The Board of each Fund has a Compensation Committee currently consisting of Messrs. Belica, Gallagher, Jacobson, Kertess, Ogden and Rappaport. The Compensation Committee meets as the Board deems necessary to review and make recommendations regarding compensation payable to the Trustees/Directors of the Fund who are not directors, officers, partners or employees of the Manager, the Sub-Adviser or any entity controlling, controlled by or under common control with the Manager or the Sub-Adviser.

Meetings.  With respect to PCM, during the fiscal year ended December 31, 2010, the Board of Directors held four regular meetings and four special meetings. The Audit Oversight Committee met in separate session four times, the Nominating Committee met in separate session three times, the Valuation Committee met in separate session four times and the Compensation Committee did not meet in separate sessions. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Director served for PKO that were held during the fiscal year ended December 31, 2010, except Messrs. Gallagher and Rappaport who were not appointed to the Board until September 21, 2010 and June 22, 2010, respectively.

With respect to PCN, during the fiscal year ended October 31, 2010, the Board of Trustees held four regular meetings and four special meetings. The Audit Oversight Committee met in separate session three times, the Nominating Committee met in separate session four times, the Valuation Committee met in separate session four times and the Compensation Committee did not meet in separate sessions. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for PCN that were held during the fiscal year ended October 31, 2010, except Messrs. Gallagher and Rappaport who were not appointed to the Board until September 21, 2010 and June 22, 2010, respectively.

With respect to PTY during the fiscal year ended November 30, 2010, the Board of Trustees held four regular meetings and four special meetings. The Audit Oversight Committee met in separate session three times, the Nominating Committee met in separate session four times, the Valuation Committee met in separate session four times and the Compensation Committee did not meet in separate sessions. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for PTY that were held during the fiscal year ended November 30, 2010, except Messrs. Gallagher and Rappaport who were not appointed to the Board until September 21, 2010 and June 22, 2010, respectively.

With respect to PKO, during the fiscal year ended October 31, 2010, the Board of Trustees held four regular meetings and six special meetings. The Audit Oversight Committee met in separate session three times, the Nominating Committee met in separate session four times, the Valuation Committee met in separate session four times and the Compensation Committee did not meet in separate sessions. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for PKO that were held during the fiscal year ended October 31, 2010, except Messrs. Gallagher and Rappaport who were not appointed to the Board until September 21, 2010 and June 22, 2010, respectively.

The Trustees/Directors do not attend the annual shareholder meetings.

Shareholder Communications with the Board of Trustees/Directors.  The Board of Trustees of each Fund has adopted procedures by which Fund Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees/Directors, [name of Fund], c/o Thomas J. Fuccillo, Chief Legal Officer (“CLO”), Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105. Shareholder communications must (i) be in writing and be signed by the Shareholder and (ii) identify the class and number of Shares held by the Shareholder. The CLO or his designee of each Fund is responsible for reviewing properly submitted shareholder communications. The CLO shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the CLO determines that the communication requires more immediate attention, forward the communication to the Trustees/Directors promptly after receipt. The CLO may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise routine or ministerial in nature. These procedures do not apply to (i) any communication from an officer or Trustee/Director of a Fund, (ii) any communication from an employee or agent of a Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. A Fund’s Trustees/Directors are not required to attend the Fund’s annual shareholder meetings or to otherwise make themselves available to shareholders for communications, other than by the aforementioned procedures.

Section 16(a) Beneficial Ownership Reporting Compliance.  Each Fund’s Trustees/Directors and certain officers, investment advisers, certain affiliated persons of the investment advisers and persons who own more than 10% of any class of outstanding securities of a Fund (i.e., a Fund’s Common Shares or Preferred Shares) are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s securities with the Securities and Exchange Commission (the “SEC”) and the NYSE. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of these forms furnished to each Fund, each Fund believes that each of the Trustees/Directors and relevant officers, investment advisers and relevant affiliated persons of the investment advisers has complied with all applicable filing requirements during each Fund’s respective fiscal years except, due to administrative oversight, a late Form 4 covering one transaction was filed in September 2010 for Alan Rappaport, an affiliated person of PCN, and a late Form 3/A was filed in March 2010 for Allianz Global Investors of America, L.P. (“AGI”), an affiliated entity of PKO, to report shares of PKO held by AGI as of the date AGI became a reporting person.

Required Vote.  The re-election of Messrs. Kertess and Maney and the election of Messrs. Gallagher and Rappaport to the Board of Directors of PCM will require the affirmative vote of a majority of the votes of the Fund cast in the election of Directors at the Meeting, in person or by proxy. The re-election of Mr. Maney and the election of Messrs. Gallagher and Rappaport to the Board of Trustees of PCN will require the affirmative vote of a plurality of the votes of the Common Shareholders and Preferred Shareholders (voting as a single class) of the Fund cast in the election of Trustees at the Meeting, in person or by proxy. The election of Mr. Gallagher to the Board of Trustees of PTY will require the affirmative vote of a plurality of the votes of the Common Shareholders and Preferred Shareholders (voting as a single class) of the relevant Fund cast in the election of Trustees at the Meeting, in person or by proxy. The re-election of Mr. Jacobson and the election of Mr. Rappaport to the Board of Trustees of PTY will require the affirmative vote of a plurality of the votes of the Preferred Shareholders (voting as a separate class) of the Fund cast in the election of Preferred Shares Trustees at the Meeting, in person or by proxy. The election of Messrs. Gallagher and Rappaport to the Board of Trustees of PKO will require the affirmative vote of a plurality of the votes of the Fund cast in the election of Trustees at the Meeting, in person or by proxy.

THE BOARD OF TRUSTEES/DIRECTORS OF THE FUNDS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

ADDITIONAL INFORMATION

Executive and Other Officers of the Funds.  The table below provides certain information concerning the executive officers of the Funds and certain other officers who perform similar duties. Officers of PCN, PTY and PKO hold office at the pleasure of the Board and until their successors are appointed and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Officers of PCM hold office until the next annual meeting of the Board of Directors and until his successor shall have been elected and qualified. Officers and employees of the Funds who are principals, officers, members or employees of the Manager or the Sub-Adviser are not compensated by the Funds.

Name, Address*	Position(s) Held	Term of Office and Length	Principal Occupation(s) During
and Date of Birth	with Fund	of Time Served	the Past 5 Years

Brian S. Shlissel 11/14/1964	President & Chief Executive Officer	PCN — Since September 2002 Formerly, Treasurer and Principal Financial and Accounting Officer PTY — Since inception (November 2002) PKO — Since inception (November 2007) PCM — Since April 2008	Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Fund Complex; President of 50 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.

Name, Address*	Position(s) Held	Term of Office and Length	Principal Occupation(s) During
and Date of Birth	with Fund	of Time Served	the Past 5 Years

Lawrence G. Altadonna 03/10/1966	Treasurer, Principal Financial and Accounting Officer	PCN — Since September 2002 PTY — Since inception (November 2002) PKO — Since inception (November 2007) PCM — Since April 2008	Senior Vice President, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 79 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 Funds in the Fund Complex.

Thomas J. Fuccillo 03/22/1968	Vice President, Secretary and Chief Legal Officer	PCN & PTY — Since December 2004 PKO — Since inception (November 2007) PCM — Since April 2008	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P.; Vice President, Secretary and Chief Legal Officer of 79 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Youse Guia 680 Newport Center Drive Suite 250 Newport Beach, CA 92660 09/03/1972	Chief Compliance Officer	PCN & PTY — Since October 2004 PKO — Since inception (November 2007) PCM — Since April 2008	Senior Vice President, Chief Compliance Officer, Allianz Global Investors of America L.P.; Chief Compliance Officer of 79 funds in the Fund Complex and of The Korea Fund, Inc.

Kathleen A. Chapman 11/11/1954	Assistant Secretary	PCN & PTY — Since December 2006 PKO — Since inception (November 2007) PCM — Since April 2008	Vice President, Senior Paralegal, Allianz Global Investors of America, L.P.; and Assistant Secretary of 79 funds in the Fund Complex.

Lagan Srivastava 09/20/1977	Assistant Secretary	PCN & PTY — Since December 2006 PKO — Since inception (November 2007) PCM — Since April 2008	Vice President, Allianz Global Investors of America L.P.; Assistant Secretary of 79 funds in the Fund Complex and of The Korea Fund, Inc.

Scott Whisten 03/13/1971	Assistant Treasurer	PCN & PTY — Since January 2007 PKO — Since inception (November 2007) PCM — Since April 2008	Senior Vice President, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 79 funds in the Fund Complex.

Name, Address*	Position(s) Held	Term of Office and Length	Principal Occupation(s) During
and Date of Birth	with Fund	of Time Served	the Past 5 Years

Orhan Dzemaili 04/18/1974	Assistant Treasurer	Since January 2011	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments LLC (2004-2007).

Richard J. Cochran 01/23/1961	Assistant Treasurer	Since May 2008	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

*	Unless otherwise noted, the address of the Funds’ officers is Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

Each of the Fund’s executive officers is an “interested person” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Investment Manager and Sub-Adviser.  The Manager, located at 1345 Avenue of the Americas, New York, New York 10105, serves as the investment manager of the Funds. The Manager retains its affiliate, PIMCO as Sub-Adviser to the Funds. PIMCO is located at 800 Newport Center Drive, Newport Beach, CA 92660. The Manager and the Sub-Adviser are each majority-owned indirect subsidiaries of Allianz SE, a European insurance and financial services company.

Legal Proceedings.  In June and September 2004, the Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and AGI), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multidistrict litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims, but the settlement remains subject to the approval of the MDL Court.

In addition, in a lawsuit filed in the Northern District of Illinois Eastern Division, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO. In settling this matter, PIMCO denies any liability. This settlement is purely private in nature and not a regulatory matter.

Beginning in May 2010, several closed-end funds managed by the Manager, including PCN and PTY and certain other funds sub-advised by the Sub-Adviser, each received a demand letter from a law firm on behalf of certain common shareholders. The demand letters allege that the Manager and certain officers and trustees of the funds breached their fiduciary duties in connection with the redemption at par of a portion of the funds’ ARPS and demand that the boards of trustees take certain action to remedy those alleged breaches. After conducting an investigation, in August 2010 the independent trustees of the Funds rejected the demands made in the demand letters.

The Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

The foregoing speaks only as of the date of this document.

Independent Registered Public Accounting Firm.  The Audit Oversight Committee of each Fund’s Board unanimously selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the fiscal years ending October 31, 2011 for PCN and PKO, November 30, 2011 for PTY and December 31, 2011 for PCM. PwC served as the independent registered public accounting firm of each Fund for the last fiscal year and also serves as the independent registered public accounting firm of various other investment companies for which the Manager and the Sub-Adviser serve as investment adviser or sub-adviser. PwC is located at 300 Madison Avenue, New York, New York 10017. None of the Funds knows of any direct financial or material indirect financial interest of PwC in the Funds.

A representative of PwC, if requested by any Shareholder, will be present at the Meeting via telephone to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

Pre-approval Policies and Procedures.  Each Fund’s Audit Oversight Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Fund’s independent registered public accounting firm. Under the policies, on an annual basis, a Fund’s Audit Oversight Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Fund. The President of each Fund also pre-approves any permitted non-audit services to be provided to the Fund.

In addition, each Fund’s Audit Oversight Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the Manager, the Sub-Adviser and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (together, the “Accounting Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. Although the Audit Oversight Committee does not pre-approve all services provided by the independent registered public accounting firm to Accounting Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Fund), the Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Accounting Affiliates for such services.

Each Fund’s Audit Oversight Committee may also from time to time pre-approve individual non-audit services to be provided to the Fund or an Accounting Affiliate that were not pre-approved as part of the annual process described above. The Chairman of each Fund’s Audit Oversight Committee (or any other member of the Committee to whom this responsibility has been delegated) may also pre-approve these individual non-audit services, provided that the fee for such services does not exceed certain pre-determined dollar thresholds. Any such pre-approval by the Chairman (or by a delegate) is reported to the full Audit Oversight Committee at its next regularly scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Oversight Committee pre-approve permitted non-audit services provided to the Funds or their Accounting Affiliates pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations (referred to herein as the “de minimis exception”).

Audit Fees.  Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For each Fund’s last two fiscal years, the Audit Fees billed by PwC are shown in the table below:

Fund	Fiscal Year Ended	Audit Fees

PCN	October 31, 2010	$69,000
	October 31, 2009	$69,000
PTY	November 30, 2010	$74,000
	November 30, 2009	$74,000
PKO	October 31, 2010	$55,000
	October 31, 2009	$55,000
PCM	December 31, 2010	$50,000
	December 31, 2009	$50,000

Audit-Related Fees.  Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters. The table below shows, for each Fund’s last two fiscal years, the Audit-Related Fees billed by PwC to that Fund. During those fiscal years, there were no Audit-Related Fees billed by PwC to the Funds’ Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Funds.

Fund	Fiscal Year Ended	Audit-Related Fees

PCN	October 31, 2010	$16,000
	October 31, 2009	$16,000
PTY	November 30, 2010	$12,000
	November 30, 2009	$12,000
PKO	October 31, 2010	$0
	October 31, 2009	$0
PCM	December 31, 2010	$0
	December 31, 2009	$0

Tax Fees.  Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for each Fund’s last two fiscal years, the aggregate Tax Fees billed by PwC to each Fund. During those fiscal years, there were no Tax Fees billed by PwC to the Funds’ Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Funds:

Fund	Fiscal Year Ended	Tax Fees

PCN	October 31, 2010	$14,700
	October 31, 2009	$14,175
PTY	November 30, 2010	$14,700
	November 30, 2009	$14,175
PKO	October 31, 2010	$14,700
	October 31, 2009	$14,175
PCM	December 31, 2010	$14,700
	December 31, 2009	$15,425

All Other Fees.  All Other Fees are fees related to services other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” For each Fund’s last two fiscal years, no such fees were billed by PwC to the Fund or the Fund’s Accounting Affiliates.

During the periods indicated in the tables above, pursuant to the de minimis exception, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved.

Aggregate Non-Audit Fees.  The aggregate non-audit fees billed by PwC, during each Fund’s last two fiscal years, for services rendered to each Fund and the Fund’s Accounting Affiliates are shown in the table below:

		Aggregate Non-	Non-Audit Fees for
		Audit Fees	Accounting	Aggregate
Fund	Fiscal Year Ended	for Fund	Affiliates	Non-Audit Fees

PCN	October 31, 2010	$30,700	$3,925,461	$3,956,161
	October 31, 2009	$30,175	$4,252,549	$4,282,724
PTY	November 30, 2010	$26,700	$4,389,982	$4,416,682
	November 30, 2009	$26,175	$668,193	$694,368
PKO	October 31, 2010	$14,700	$3,941,461	$3,956,161
	October 31, 2009	$14,175	$4,252,549	$4,266,724
PCM	December 31, 2010	$14,700	$5,189,580	$5,204,280
	December 31, 2009	$15,425	$2,063,450	$2,078,875

Each Fund’s Audit Oversight Committee has determined that the provision by PwC of non-audit services to the Fund’s Accounting Affiliates that were not pre-approved by the Committee was compatible with maintaining the independence of PwC as the Fund’s principal auditors.

Other Business.  As of the date of this Proxy Statement, each Fund’s officers and the Manager know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, including any adjournment thereof, the persons named as proxies will vote in their sole discretion.

Quorum, Adjournments and Methods of Tabulation.  A quorum for each of PCN, PTY and PKO at the Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total Shares of each of PCN, PTY and PKO entitled to vote at the Meeting. For PCM, the presence at the Meeting, in person or by proxy, of Shareholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum. In the event that a quorum is not present at the Meeting or, even if a quorum is present, in the event that sufficient votes in favor of the proposal set forth in the Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting, with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to the proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the proposal for a reasonable time. Any adjournments with respect to the proposal will require the affirmative vote of a plurality of the Shares of PCN, PTY and PKO and the affirmative vote of a majority of the Shares of PCM entitled to vote thereon present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The costs of any additional solicitation and of any adjourned session will be borne by the applicable Fund. Any proposals properly before the Meeting for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by PCN, PTY and PKO as tellers, and by PCM as inspectors (collectively, the “Tellers/Inspectors”) for the Meeting. For purposes of determining the presence of a quorum for each Fund, the Tellers/Inspectors will count the total number of votes cast in favor of or in opposition to the proposal for that Fund, as well as Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). For a proposal requiring approval of a plurality of votes cast, such as the election of Trustees, abstentions and broker non-votes will have no effect on the outcome of the proposal. For a proposal requiring approval for a specific percentage of shares present or outstanding abstentions and broker non-votes will have the same effect as a vote against the proposal.

For ease of reference, the terms “shares” and “shareholders” as used herein include the stock issued by, and stockholders of, PCM.

Reports to Shareholders.  Below are the dates on or about which the 2010 Annual Reports to Shareholders of each Fund were mailed:

Mail Date for 2010
Fund	Annual Report to Shareholders

PCN	12/29/2010
PTY	1/28/2011
PKO	12/29/2010
PCM	2/20/2011

Additional copies of the Annual Reports and the Funds’ Semi-Annual Reports may be obtained without charge from the Funds by calling 1-800-254-5197 or by writing to the Funds at 1345 Avenue of the Americas, New York, NY 10105.

Shareholder Proposals for 2011 Annual Meeting.  It is currently anticipated that each Fund’s next annual meeting of Shareholders after the Meeting addressed in this Proxy Statement will be held in April 2012. Proposals of Shareholders intended to be presented at that annual meeting of the Fund must be received by the Fund no later than October 28, 2011 for inclusion in the Fund’s proxy statement and proxy cards relating to that meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the applicable Fund’s Bylaws. Shareholders submitting any other proposals for the Fund intended to be presented at the 2012 annual meeting (i.e., other than those to be included in the Fund’s proxy materials) must ensure that such proposals are received by the Fund, in good order and complying with all applicable legal requirements and requirements set forth in the Fund’s Bylaws, no earlier than December 27, 2011 and no later than January 11, 2012 for PCN, PTY and PKO, and no earlier than November 27, 2011 and no later than December 27, 2011 for PCM. If a Shareholder who wishes to present a proposal fails to notify the Fund within these dates, the proxies solicited for the meeting will have discretionary authority to vote on the Shareholder’s proposal if it is properly brought before the meeting. If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of the applicable Fund, at the address of the principal executive offices of the Fund, with a copy to David C. Sullivan, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARDS PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

February 25, 2011

Exhibit A to Proxy Statement

Allianz Global Investors Fund Management Sponsored Closed-End Funds
Audit Oversight Committee Charter

(Adopted as of January 14, 2004,
as amended through
April 6, 2010)

The Board of Trustees (each a “Board”) of each of the registered investment companies listed in Appendix A hereto (each a “Fund” and, collectively, the “Funds”), as the same may be periodically updated, has adopted this Charter to govern the activities of the Audit Oversight Committee (the “Committee”) of the particular Board with respect to its oversight of the Fund. This Charter applies separately to each Fund and its particular Board and Committee, and shall be interpreted accordingly. This Charter supersedes and replaces any audit committee charter previously adopted by the Board or a committee of the Board.

Statement of Purpose and Functions

The Committee’s general purpose is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the qualifications and independence of the Fund’s independent auditors, and the performance of the Fund’s internal control systems and independent auditors. The Committee’s purpose is also to prepare reports required by Item 407(d)(3)(i) of Regulation S-K or otherwise required by Securities and Exchange Commission rules to be included in the Fund’s annual proxy statements, if any.

The Committee’s function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund’s internal control systems, and the independent auditors are responsible for conducting a proper audit of the Fund’s financial statements. Members of the Committee are not employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

Membership

The Committee shall be comprised of as many trustees as the Board shall determine, but in any event not less than three (3) Trustees. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

Each member of the Committee may not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and must otherwise satisfy the standards for independence of an audit committee member of an investment company issuer as set forth in Rule 10A-3(b) (taking into account any exceptions to those requirements set for in such rule) under the Securities Exchange Act of 1934, as amended, and under applicable listing standards of the New York Stock Exchange (the “NYSE”). Each member of the Committee must be “financially literate” (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have “accounting or related financial management expertise,” in each case as the Board interprets such qualification in its business judgment under NYSE listing standards.

Responsibilities and Duties

The Committee’s policies and procedures shall remain flexible to facilitate the Committee’s ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

1.	Determine the selection, retention or termination of the Fund’s independent auditors based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the independent auditors shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a) of the Investment Company Act. The Fund’s independent auditors must report directly to the Committee, which shall be responsible for resolution of disagreements between management and the independent auditors relating to financial reporting.

2.	To consider the independence of the Fund’s independent auditors at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the independent auditors as required by the Independence Standards Board Standard (“ISB”) No. 1.

3.	To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to the Fund and (ii) all non-audit services rendered by the independent auditors to the Fund’s investment advisers (including sub-advisers) and to certain of the investment advisers’ affiliates. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

4.	Review the fees charged by the independent auditors to the Fund, the investment advisers and certain affiliates of the investment advisers for audit, audit-related and permitted non-audit services.

5.	If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund’s independent auditors.

6.	Obtain and review at least annually a report from the independent auditors describing (i) the accounting firm’s internal quality-control procedures and (ii) any material issues raised (a) by the accounting firm’s most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues.

7.	Review with the Fund’s independent auditors arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.

8.	Meet with management and the independent auditors to review and discuss the Fund’s annual audited financial statements, including a review of any specific disclosures of management’s discussion of the Fund’s investment performance; and, with respect to the Fund’s audited financial statements, discuss with the independent auditors matters required by Statement of Accounting Standards (“SAS”) No. 61 and any other matters required to be reported to the Committee under applicable law; and provide a statement whether, based on its review of the Fund’s audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund’s Annual Report.

Meet with management to review and discuss the Fund’s unaudited financial statements included in the semi-annual report, including, if any, a review of any specific disclosure of management’s discussion of the Fund’s investment performance.

9.	Discuss with management and the independent auditors the Fund’s unaudited financial statements.

10.	Review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management’s responses thereto.

11.	Review with management and, as applicable, with the independent auditors the Fund’s accounting and financial reporting policies, practices and internal controls, management’s guidelines and policies with respect to risk assessment and risk management, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent auditors.

12.	Discuss with management any press releases discussing the Fund’s investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

13.	Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund’s investment advisers, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment advisers of concerns regarding accounting or auditing matters.

14.	Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund’s accounting operations or financial reporting.

15.	Review with counsel legal and regulatory matters that have a material impact on the Fund’s financial and accounting reporting policies and practices or its internal controls.

16.	Report to the Board on a regular basis (at least annually) on the Committee’s activities.

17.	Perform such other functions consistent with this Charter, the Agreement and Declaration of Trust and Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.

Meetings

At least annually, the Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Committee shall hold other regular or special meetings as and when it deems necessary or appropriate.

Outside Resources and Assistance from Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund’s expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund’s independent auditors for the issuance of an audit report relating to the Fund’s financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

Annual Evaluations

The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually by the Board.

Adoption and Amendments

The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board’s own motion.

Appendix A

Funds Subject to this Charter

(As of April 6, 2010)

NFJ DIVIDEND, INTEREST & PREMIUM STRATEGY FUND (“NFJ”)
AGIC CONVERTIBLE & INCOME FUND (“NCV”)
AGIC CONVERTIBLE & INCOME FUND II (“NCZ”)
AGIC EQUITY & CONVERTIBLE INCOME FUND (“NIE”)
AGIC GLOBAL EQUITY & CONVERTIBLE INCOME FUND (“NGZ”)
AGIC INTERNATIONAL & PREMIUM STRATEGY FUND (“NAI”)
PCM FUND, INC. (“PCM”)
PIMCO CALIFORNIA MUNICIPAL INCOME FUND (“PCQ”)
PIMCO CALIFORNIA MUNICIPAL INCOME FUND II (“PCK”)
PIMCO CALIFORNIA MUNICIPAL INCOME FUND III (“PZC”)
PIMCO CORPORATE INCOME FUND (“PCN”)
PIMCO CORPORATE OPPORTUNITY FUND (“PTY”)
PIMCO INCOME STRATEGY FUND (“PFL”)
PIMCO INCOME STRATEGY FUND II (“PFN”)
PIMCO GLOBAL STOCKSPLUS & INCOME FUND (“PGP”)
PIMCO HIGH INCOME FUND (“PHK”)
PIMCO INCOME OPPORTUNITY FUND (“PKO”)
PIMCO MUNICIPAL INCOME FUND (“PMF”)
PIMCO MUNICIPAL INCOME FUND II (“PML”)
PIMCO MUNICIPAL INCOME FUND III (“PMX”)
PIMCO NEW YORK MUNICIPAL INCOME FUND (“PNF”)
PIMCO NEW YORK MUNICIPAL INCOME FUND II (“PNI”)
PIMCO NEW YORK MUNICIPAL INCOME FUND III (“PYN”)
PIMCO STRATEGIC GLOBAL GOVERNMENT FUND, INC. (“RCS”)

Exhibit B-1 to Proxy Statement

Report of Audit Oversight Committee
of the Board of Trustees of
PIMCO Corporate Income Fund (the “Fund”)
Dated December 21, 2010

The Audit Oversight Committee (the “Committee”) oversees the Fund’s financial reporting process on behalf of the Board of Trustees of the Fund (the “Board”) and operates under a written Charter adopted by the Board. The Committee meets with the Fund’s management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Fund’s financial statements for the fiscal year ended October 31, 2010 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended October 31, 2010. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Rule 3526 of the Public Company Accounting Oversight Board (requiring auditors to make written disclosure to and discuss with the Committee various matters relating to the independent registered public accounting firm’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to Allianz Global Investors Fund Management LLC (“AGIFM”), the Fund’s investment manager during portions of the last fiscal year, Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser and any entity controlling, controlled by or under common control with AGIFM or PIMCO that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended October 31, 2010 be included in the Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2011.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Paul Belica
Hans W. Kertess
James A. Jacobson
William B. Ogden, IV
Alan Rappaport
Bradford K. Gallagher

Exhibit B-2 to Proxy Statement

Report of Audit Oversight Committee
of the Board of Trustees of
PIMCO Corporate Opportunity Fund (the “Fund”)
Dated January 25, 2011

The Audit Oversight Committee (the “Committee”) oversees the Fund’s financial reporting process on behalf of the Board of Trustees of the Fund (the “Board”) and operates under a written Charter adopted by the Board. The Committee meets with the Fund’s management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Fund’s financial statements for the fiscal year ended November 30, 2010 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended November 30, 2010. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Rule 3526 of the Public Company Accounting Oversight Board (requiring auditors to make written disclosure to and discuss with the Committee various matters relating to the independent registered public accounting firm’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to Allianz Global Investors Fund Management LLC (“AGIFM”), the Fund’s investment manager during portions of the last fiscal year, Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser and any entity controlling, controlled by or under common control with AGIFM or PIMCO that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended November 30, 2010 be included in the Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2011.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Paul Belica
Bradford K. Gallagher
James A. Jacobson
Hans W. Kertess
William B. Ogden, IV
Alan Rappaport

Exhibit B-3 to Proxy Statement

Report of Audit Oversight Committee
of the Board of Trustees of
PIMCO Income Opportunity Fund (the “Fund”)
Dated December 21, 2010

The Audit Oversight Committee (the “Committee”) oversees the Fund’s financial reporting process on behalf of the Board of Trustees of the Fund (the “Board”) and operates under a written Charter adopted by the Board. The Committee meets with the Fund’s management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Fund’s financial statements for the fiscal year ended October 31, 2010 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended October 31, 2010. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Rule 3526 of the Public Company Accounting Oversight Board (requiring auditors to make written disclosure to and discuss with the Committee various matters relating to the independent registered public accounting firm’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to Allianz Global Investors Fund Management LLC (“AGIFM”), the Fund’s investment manager during portions of the last fiscal year, Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser and any entity controlling, controlled by or under common control with AGIFM or PIMCO that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended October 31, 2010 be included in the Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2011.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Paul Belica
Hans W. Kertess
James A. Jacobson
William B. Ogden, IV
Alan Rappaport
Bradford K. Gallagher

Exhibit B-4 to Proxy Statement

Report of Audit Oversight Committee
of the Board of Directors of
PCM Fund Inc. (the “Fund”)
Dated February 23, 2011

The Audit Oversight Committee (the “Committee”) oversees the Fund’s financial reporting process on behalf of the Board of Directors of the Fund (the “Board”) and operates under a written Charter adopted by the Board. The Committee meets with the Fund’s management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Fund’s financial statements for the fiscal year ended December 31, 2010 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended December 31, 2010. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Rule 3526 of the Public Company Accounting Oversight Board (requiring auditors to make written disclosure to and discuss with the Committee various matters relating to the independent registered public accounting firm’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to Allianz Global Investors Fund Management LLC (“AGIFM”), the Fund’s investment manager during portions of the last fiscal year, Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser and any entity controlling, controlled by or under common control with AGIFM or PIMCO that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended December 31, 2010, be included in the Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

Submitted by the Audit Oversight Committee of the Board of Directors:

Paul Belica
Bradford K. Gallagher
James A. Jacobson
Hans W. Kertess
William B. Ogden, IV
Alan Rappaport

PROXY
PIMCO CORPORATE INCOME FUND
COMMON SHARES
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON APRIL 14, 2011
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned holder of common shares of PIMCO Corporate Income Fund, a Massachusetts business trust (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 10:30 a.m., Eastern Time, April 14, 2011 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, between West 54th and West 55th streets, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
     Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

Three simple methods to vote your proxy:

Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free 1-800-690-6903 and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

PIMCO CORPORATE INCOME FUND
COMMON SHARES
Using a black ink pen, mark your votes with an X as shown
in this example. Please do not write outside the designated areas. ☑
ANNUAL MEETING PROXY CARD
A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.
1. Nominees:
(01) Bradford K. Gallagher (Class III)     For ☐     Withhold ☐
(02) John C. Maney (Class III)     For ☐     Withhold ☐
(03) Alan Rappaport (Class I)     For ☐     Withhold ☐
2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof, in the discretion of the proxy holder(s).
B. Non-Voting Items
Change of Address — Please print new address below.

Comments — Please print your comments below.

C. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
Date (mm/dd/yyyy) — Pls print date below.
___/___/___
Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

PROXY
PIMCO CORPORATE INCOME FUND
PREFERRED SHARES
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON APRIL 14, 2011
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned holder of preferred shares of PIMCO Corporate Income Fund, a Massachusetts business trust (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 10:30 a.m., Eastern Time, April 14, 2011 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, between West 54th and West 55th Streets, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
     Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

Three simple methods to vote your proxy:

Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free 1-800-690-6903 and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

PIMCO CORPORATE INCOME FUND
PREFERRED SHARES
Using a black ink pen, mark your votes with an X as shown
in this example. Please do not write outside the designated areas. ☑
ANNUAL MEETING PROXY CARD
A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.
1. Nominees:
(01) Bradford K. Gallagher (Class III)     For ☐     Withhold ☐
(02) John C. Maney (Class III)     For ☐     Withhold ☐
(03) Alan Rappaport (Class I)     For ☐     Withhold ☐
2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof, in the discretion of the proxy holder(s).
B. Non-Voting Items
Change of Address — Please print new address below.

Comments — Please print your comments below.

C. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
Date (mm/dd/yyyy) — Pls print date below.
___/___/___
Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

PROXY
PIMCO CORPORATE OPPORTUNITY FUND
COMMON SHARES
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON APRIL 14, 2011
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned holder of common shares of PIMCO Corporate Opportunity Fund, a Massachusetts business trust (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 10:30 a.m., Eastern Time, April 14, 2011 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, between West 54th and West 55th streets, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
     Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

Three simple methods to vote your proxy:

Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free 1-800-690-6903 and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

PIMCO CORPORATE OPPORTUNITY FUND
COMMON SHARES
Using a black ink pen, mark your votes with an X as shown
in this example. Please do not write outside the designated areas. ☑
ANNUAL MEETING PROXY CARD
A. Election of Trustee — The Board of Trustees urges you to vote FOR the election of the Nominee.
1. Nominee:
(01) Bradford K. Gallagher (Class II)     For ☐      Withhold ☐
2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof, in the discretion of the proxy holder(s).
B. Non-Voting Items
Change of Address — Please print new address below.

Comments — Please print your comments below.

C. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
Date (mm/dd/yyyy) — Pls print date below.
___/___/___
Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

PROXY
PIMCO CORPORATE OPPORTUNITY FUND
PREFERRED SHARES
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON APRIL 14, 2011
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned holder of preferred shares of PIMCO Corporate Opportunity Fund, a Massachusetts business trust (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 10:30 a.m., Eastern Time, April 14, 2011 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, between West 54th and West 55th Streets, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
     Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

Three simple methods to vote your proxy:

Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free 1-800-690-6903 and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

PIMCO CORPORATE OPPORTUNITY FUND
PREFERRED SHARES
Using a black ink pen, mark your votes with an X as shown
in this example. Please do not write outside the designated areas. ☑
ANNUAL MEETING PROXY CARD
A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.
1. Nominees:
(01) Bradford K. Gallagher (Class II)     For ☐      Withhold ☐
(02) James A. Jacobson (Class II)     For ☐      Withhold ☐
(03) Alan Rappaport (Class I)     For ☐     Withhold ☐
2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof, in the discretion of the proxy holder(s).
B. Non-Voting Items
Change of Address — Please print new address below.

Comments — Please print your comments below.

C. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
Date (mm/dd/yyyy) — Pls print date below.
___/___/___
Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

PROXY
PIMCO INCOME OPPORTUNITY FUND
COMMON SHARES
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON APRIL 14, 2011
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned holder of common shares of PIMCO Income Opportunity Fund, a Massachusetts business trust (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 10:30 a.m., Eastern Time, April 14, 2011 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, between West 54th and West 55th streets, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
     Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

Three simple methods to vote your proxy:

Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free 1-800-690-6903 and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

PIMCO CORPORATE INCOME FUND
COMMON SHARES
Using a black ink pen, mark your votes with an X as shown
in this example. Please do not write outside the designated areas. ☑
ANNUAL MEETING PROXY CARD
A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.
1. Nominees:
(01) Bradford K. Gallagher (Class III)     For ☐      Withhold ☐
(02) Alan Rappaport (Class III)     For ☐      Withhold ☐
2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof, in the discretion of the proxy holder(s).
B. Non-Voting Items
Change of Address — Please print new address below.

Comments — Please print your comments below.

C. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
Date (mm/dd/yyyy) — Pls print date below.
___/___/___
Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

PROXY
PCM FUND, INC.
COMMON SHARES
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON APRIL 14, 2011
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND
The undersigned holder of common shares of PCM Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 11:30 a.m., Eastern Time, April 14, 2011 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, between West 54th and West 55th streets, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
     Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

Three simple methods to vote your proxy:

Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free 1-800-690-6903 and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

PCM FUND, INC.
COMMON SHARES
Using a black ink pen, mark your votes with an X as shown
in this example. Please do not write outside the designated areas. ☑
ANNUAL MEETING PROXY CARD
A. Election of Directors — The Board of Directors urges you to vote FOR the election of the Nominees.
1. Nominees:
(01) Bradford K. Gallagher (Class II)     For ☐     Withhold ☐
(02) Hans W. Kertess (Class II)      For ☐     Withhold ☐
(03) John C. Maney (Class II)     For ☐     Withhold ☐
(04) Alan Rappaport (Class III)     For ☐     Withhold ☐
2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof, in the discretion of the proxy holder(s).
B. Non-Voting Items
Change of Address — Please print new address below.

Comments — Please print your comments below.

C. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
Date (mm/dd/yyyy) — Pls print date below.
___/___/___
Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.